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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    March 27, 2003
                                                  ----------------

                          INTEREP NATIONAL RADIO SALES, INC.
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               (Exact Name of Registrant as Specified in Charter)

          New York                        000-28395             13-1865151
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  (State or other jurisdiction          (Commission           (IRS Employer
       of incorporation)                File Number)        Identification No.)

 100 Park Avenue, New York, New York                        10017
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(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code       (212) 916-0700
                                                     ---------------------------

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         (Former name or former address, if changed since last report.)

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Item 7.  Financial Statements and Exhibits

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits

           Exhibit No.        Description
           -----------        -------------------------------------------
              99.1            Text of press release, dated March 27, 2003

Item 9. Regulation FD Disclosure

         On March 27, 2003, we issued a press release regarding our financial results for our fourth quarter and our fiscal year ended December 31, 2002. We have included the press release as an exhibit to this current report.

         This information is being provided pursuant to Item 12 of Form 8-K in accordance with the interim guidance provided by the SEC pursuant to SEC Release No. 33-8216.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       INTEREP NATIONAL RADIO SALES, INC.
                                       (Registrant)

Date: April 1, 2003                    By:  /s/ William J. McEntee, Jr.
                                           ------------------------------
                                              William J. McEntee, Jr.
                                              Vice President and
                                              Chief Financial Officer

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                                  Exhibit Index

Exhibit Number                 Exhibit Description


99.1             Text of Press Release, dated March 27, 2003